                                                            EXHIBIT 10.44

                              ADOBE SYSTEMS INCORPORATED

                                                                [GOLD VERSION A]


                                                              ________ ___, 1997
[Name]
[Address]

                                RETENTION AGREEMENT


Dear _______:

            Adobe Systems Incorporated, a Delaware corporation (the "COMPANY"), considers it essential to the best interests of its stockholders to take reasonable steps to retain key management personnel. Further, the Board of Directors of the Company (the "BOARD") recognizes that the uncertainty and questions which might arise among management in the context of a change in control of the Company could result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

            The Board has determined, therefore, that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the management of the Company and its subsidiaries, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company.

            In order to induce you to remain in the employ of the Company, the Company has determined to enter into this letter agreement (this "AGREEMENT") which addresses the terms and conditions of your employment in the event of a change in control of the Company. Capitalized words which are not otherwise defined herein shall have the meanings assigned to such words in Section 7 of this Agreement.

            1. TERM OF EMPLOYMENT UNDER THE AGREEMENT. The term of your employment under this Agreement shall commence on the Change in Control Date and shall continue until the second anniversary of the Change in Control Date (the "TERM").

            2. EMPLOYMENT DURING THE TERM. During the Term, the following terms and conditions shall apply to your employment with the Company:

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                                       2

            (a) TITLES; REPORTING AND DUTIES. Your position, titles, nature and status of responsibilities and reporting obligations shall be no less favorable to you than those that you enjoyed immediately prior to the Change in Control Date.

            (b)    SALARY AND BONUS.   Your base salary and annual bonus
opportunity may not be reduced, and your base salary shall be periodically reviewed and increased in the manner commensurate with increases awarded to other similarly situated executives of the Company.

            (c) INCENTIVE COMPENSATION. You shall be eligible to participate in each long-term incentive plan or arrangement established by the Company for its executive employees at your level of seniority (excluding the Investment Partnership, except to the extent you hold Restricted Units) in accordance with the terms and provisions of such plan or arrangement and at a level consistent with the Company's practices applicable to you prior to the Change in Control Date.

            (d) BENEFITS. You shall be eligible to participate in all pension, welfare and fringe benefit plans and arrangements that the Company provides to its executive employees in accordance with the terms of such plans and arrangements, which shall be no less favorable to you, in the aggregate, than the terms and provisions available to other executive employees of the Company.

            (e) LOCATION. You will continue to be employed at a business location in the same metropolitan area in which you were employed prior to the Change in Control Date and the amount of time that you are required to travel for business purposes will not be increased in any significant respect from the amount of business travel required of you prior to the Change in Control Date.

            3.     INVOLUNTARY TERMINATION DURING THE TERM.

            (a) CASH SEVERANCE PAYMENT. In the event of your Involuntary Termination during the Term, the Company shall pay you within five (5) days of the date of such Involuntary Termination the full amount of any earned but unpaid base salary through the Date of Termination at the rate in effect at the time of the Notice of Termination, plus a cash payment (calculated on the basis of your Reference Salary) for all unused vacation time which you may have accrued as of the Date of Termination. The Company shall also pay you within five (5) days of the Date of Termination a pro rata portion of the annual bonus for the year in which your Involuntary Termination occurs, calculated on the basis of your target bonus for that year and on the assumption that all
performance targets have been or will be achieved.   In addition, the Company
shall pay you in a cash lump sum, within eight (8) days following the date of your execution of the release described in the last sentence of this Section 3(a) (or on

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                                       3

the Date of Termination, if later), an amount (the "SEVERANCE PAYMENT") equal to the product of (i) the sum of your Reference Salary and your Reference Bonus, multiplied by (ii) two (2) plus one twelfth (1/12th) for each of your completed years of service with the Company (not in excess of twelve (12)) (the number determined in accordance with the clause (ii) being hereinafter referred to as the "SEVERANCE MULTIPLE"). The Severance Payment shall be in lieu of any other cash severance payments which you are entitled to receive under any other severance pay plan or arrangement sponsored by the Company and its subsidiaries.

            (b) VESTING AND EXERCISE OF EQUITY AWARDS AND RESTRICTED UNITS. Notwithstanding anything to the contrary contained in an applicable Equity Award or Restricted Unit agreement, all Equity Awards granted to you under the Equity Plans (except performance share unit awards, which shall continue to be governed by their current terms) shall vest in full and become exercisable, and all Restricted Units granted to you under the Investment Partnership shall vest in full, upon your Involuntary Termination during the Term. Anything in this Agreement to the contrary notwithstanding, in no event shall the vesting and exercisability provisions applicable to you under the terms of your Equity Awards or Restricted Units be less favorable to you than the terms and provisions of such awards in effect on the date hereof.

            (c) BENEFITS CONTINUATION. In the event of your Involuntary Termination during the Term, you and your eligible dependents shall continue to be eligible to participate during the Benefit Continuation Period (as hereinafter defined) in the medical, dental, health, life and other fringe benefit plans and arrangements applicable to you immediately prior to your Involuntary Termination on the same terms and conditions (including the level of your contributions) in effect for you and your dependents immediately prior to such Involuntary Termination. For purposes of the previous sentence, "BENEFIT CONTINUATION PERIOD" means the period beginning on the Date of Termination and continuing for a number of years (and fractions of years) equal to the Severance Multiple.

            (d) DATE AND NOTICE OF TERMINATION. Any termination of your employment by the Company or by you during the Term shall be communicated by a notice of termination to the other party hereto (the "NOTICE OF TERMINATION"). The Notice of Termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated. The date of your termination of employment with the Company and its subsidiaries (the "DATE OF TERMINATION") shall be determined as follows: (i) if your employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty
(30) day period), (ii) if your employment is terminated by the Company in an Involuntary Termination, five (5) days after the date the Notice of Termination is received by you and (iii) if your employment is terminated by the Company for Cause, the

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                                       4

later of the date specified in the Notice of Termination or ten (10) days following the date such notice is received by you. If the basis of your Involuntary Termination is your resignation for Good Reason, the Date of Termination shall be ten (10) days after the date your Notice of Termination is received by the Company. The Date of Termination for a resignation of employment other than for Good Reason shall be the date set forth in the applicable notice, which shall be no earlier than ten (10) days after the date such notice is received by the Company.

            (e) NO MITIGATION OR OFFSET. You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another employer or by pension benefits paid by the Company or another employer after the Date of Termination or otherwise.

            4. LIMITATION ON PAYMENTS. In the event that it is determined by the Accounting Firm that any amount payable to you under this Agreement, alone or when aggregated with any other amount payable or benefit provided to you pursuant to any other plan or arrangement of the Company, would constitute an "excess parachute payment" within the meaning of Section 280G of the Code, then the aggregate present value of all such payments and benefits shall be reduced to the amount, expressed as a present value, which, as determined by the Accounting Firm, maximizes the aggregate present value of the payments without causing any payment to be nondeductible by the Company under Section 280G of the Code.

            5. LEGAL FEES AND EXPENSES. The Company shall pay or reimburse you for all costs and expenses (including, without limitation, court costs and reasonable legal fees and expenses which reflect common practice with respect to the matters involved) incurred by you as a result of any claim, action or proceeding (i) arising out of your termination of employment during the Term,
(ii) contesting, disputing or enforcing any right, benefits or obligations under this Agreement or (iii) arising out of or challenging the validity, advisability or enforceability of this Agreement or any provision thereof. The payments or reimbursements provided for herein shall be paid by the Company promptly (but in no event more than five (5) business days) following receipt of a written request for payment or reimbursement, as the case may be.

            6.     SUCCESSORS; BINDING AGREEMENT.

            (a) ASSUMPTION BY SUCCESSOR. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that the Company would be

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                                       5

required to perform it if no such succession had taken place; PROVIDED, HOWEVER, that no such assumption shall relieve the Company of its obligations hereunder. As used in this Agreement, the "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

            (b) ENFORCEABILITY; BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of you (and your personal representatives and heirs) and the Company and any organization which succeeds to substantially all of the business or assets of the Company, whether by means of merger, consolidation, acquisition of all or substantially all of the assets of the Company or otherwise, including, without limitation, as a result of a Change in Control or by operation of law. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

            7. DEFINITIONS. For purposes of this Agreement, the following capitalized words shall have the meanings set forth below:

            "ACCOUNTING FIRM" shall mean KPMG Peat Marwick LLP or, if such firm is unable or unwilling to perform such calculations, such other national accounting firm as shall be designated by agreement between you and the Company.

            "CAUSE" shall mean a termination of your employment during the Term which is a result of (i) your felony conviction, (ii) your willful disclosure of material trade secrets or other material confidential information related to the business of the Company and its subsidiaries or (iii) your willful and continued failure substantially to perform your same duties with the Company as in existence prior to the Change in Control (other than any such failure resulting from your incapacity due to physical or mental illness or any actual or anticipated failure resulting from a resignation by you for Good Reason) after a written demand for substantial performance is delivered to you by the Board, which demand identifies the specific actions which the Board believes constitute willful and continued failure substantially to perform your duties, and which performance is not substantially corrected by you within ten (10) days of receipt of such demand. For purposes of the previous sentence, no act or failure to act on your part shall be deemed "willful" unless done, or omitted to be done, by you with willful malfeasance or gross negligence and without reasonable belief that your action or omission was not materially adverse to the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of
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                                       6

not less than three-fourths (3/4ths) of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clause (i), (ii) or (iii) of the first sentence of this section and specifying the particulars thereof in detail.

             "CHANGE IN CONTROL" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; PROVIDED, HOWEVER, that, anything in this Agreement to the contrary notwithstanding, a Change in Control shall be deemed to have occurred if:

            (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company;

            (ii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the "INCUMBENT DIRECTORS"), cease for any reason to constitute a majority thereof;

            (iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company or a subsidiary of the Company (a "TRANSACTION"), in each case with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own securities representing more than 50% of the combined voting power of the Company, a parent of the Company or other corporation resulting from such Transaction (counting, for this purpose, only those securities held by the Company's stockholders immediately after the Transaction that were received in exchange for, or represent their continuing ownership of, securities of the Company held by them immediately prior to the Transaction);
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                                       7

            (iv) all or substantially all of the assets of the Company are sold, liquidated or distributed; or

            (v) there is a "change in control" or a "change in the effective control" of the Company within the meaning of Section 280G of the Code and the Regulations.

            "CHANGE IN CONTROL DATE" shall mean the date on which the Change in Control occurs. Notwithstanding the first sentence of this definition, if your employment with the Company terminates prior to the Change in Control Date and it is reasonably demonstrated that your termination of employment (i) was at the request of the third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with or in anticipation of the Change in Control, then "Change in Control Date" shall mean the date immediately prior to the date of your termination of employment.

            "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any successor provisions thereto.

            "COMMON STOCK" shall mean the common stock of the Company.

            "DISABILITY" shall mean (i) your incapacity due to physical or mental illness which causes you to be absent from the full-time performance of your duties with the Company for six (6) consecutive months and (ii) your failure to return to full-time performance of your duties for the Company within thirty (30) days after written Notice of Termination due to Disability is given to you. Any question as to the existence of your Disability upon which you and the Company cannot agree shall be determined by a qualified independent physician selected by you (or, if you are unable to make such selection, such selection shall be made by any adult member of your immediate family), and approved by the Company. The determination of such physician made in writing to the Company and to you shall be final and conclusive for all purposes of this Agreement.

            "EQUITY AWARDS" shall mean options, restricted stock, bonus stock or other grants or awards which consist of, or relate to, equity securities of the Company and which have been granted to you under the Equity Plans. For purposes of this Agreement, Equity Awards shall also include any securities acquired upon the exercise of an option, warrant or similar right that constitutes an Equity Award.

            "EQUITY PLANS" shall mean the Adobe Systems Incorporated 1994 Stock Option Plan, the Adobe Systems Incorporated 1994 Performance and Restricted Stock Plan and any other equity-based incentive plan or arrangement adopted by the Company, but shall not include the Adobe Systems Incorporated 1997 Employee Stock Purchase Plan.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any successor provisions thereto.

            "GOOD REASON" shall mean a resignation of your employment during the Term as a result of any of the following:

            (i) A meaningful and detrimental alteration in your position, your titles, or the nature or status of your responsibilities (including your reporting responsibilities) from those in effect immediately prior to the Change in Control Date. For purposes of this clause (i), a meaningful and detrimental alteration shall exist if, on or after the Change in Control Date, without limitation, any of the following occurs: (A) at any time you do not hold the position of the [INSERT TITLE/DUTIES] of the Company (or the surviving entity resulting from the merger or consolidation (through one or more related transactions) of the Company with another entity (the "SURVIVING ENTITY")); (B) at any time you do not hold the position of the [INSERT TITLE/DUTIES] of any entity that beneficially owns a majority of the voting stock of the Company (or the Surviving Entity) or that has the power to elect a majority of the Board (or the board of directors of the Surviving Entity) (the "CONTROLLING ENTITY"); (C) at any time you do not report directly to the [chief executive officer] of the Company (or the Surviving Entity) and to the [chief executive officer] of any Controlling Entity; (D) at any time you do not have regular direct access to the [chief executive officer] of the Company (or the Surviving Entity) and to the [chief executive officer] of any Controlling Entity or
     (E) any similar adverse change on or after the Change in Control Date in your title, position or reporting responsibilities;

            (ii) A reduction by the Company in your annual base salary as in effect immediately prior to the Change in Control Date or as the same may be increased from time to time thereafter; a failure by the Company to increase your salary at a rate commensurate with that of other key executives of the Company; or a reduction in the target incentive opportunity percentage used to determine your Target Annual Bonus below the percentage in effect for you prior to the Change in Control Date;

            (iii) The relocation of the office of the Company where you are employed immediately prior to the Change in Control Date (the "CIC LOCATION") to a location which is more than thirty five (35) miles away from the CIC Location or the Company's requiring you to be based more than thirty five (35) miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with your customary business travel obligations in the ordinary course of business prior to the Change in Control Date);

            (iv) The failure by the Company to continue in effect any compensation plan in which you participated prior to the Change in Control Date or made available to you after the Change in Control Date, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan in connection with the Change in Control, or the failure by the Company to continue your participation therein on at least as favorable a basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed on the Change in Control Date;

            (v) The failure by the Company to continue to provide you with benefits at least as favorable in the aggregate to those enjoyed by you under the Company's pension, savings, life insurance, medical, health and accident, disability, and fringe benefit plans and programs in which you were participating immediately prior to the Change in Control Date; or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control;

            (vi) The failure by the Company to pay or provide you any material item of compensation or benefits promptly when due;

            (vii) The failure of the Company to obtain an agreement reasonably satisfactory to you from any successor to assume and agree to perform this Agreement, as contemplated in Section 6(a) hereof or, if the business for which your services are principally performed is sold at any time after a Change in Control, the failure of the Company to obtain such an agreement from the purchaser of such business;

            (viii) Any termination of your employment which is not effected pursuant to the terms of this Agreement; or

            (ix) A material breach by the Company of the provisions of this Agreement;

PROVIDED, HOWEVER, that an event described above in clause (i), (ii), (iv), (v),
(vi) or (ix) shall not constitute Good Reason unless it is communicated by you to the Company in writing and is not corrected by the Company in a manner which is reasonably satisfactory to you (including full retroactive correction with respect to any monetary matter) within 10 days of the Company's receipt of such written notice from you.

            "INVESTMENT PARTNERSHIP" shall mean Adobe Incentive Partners, L.P.

            "INVOLUNTARY TERMINATION" shall mean (i) your termination of employment by the Company and its subsidiaries during the Term other than for Cause, (ii) your resignation of employment with the Company and its subsidiaries during the Term for Good Reason or (iii) the termination of your employment by reason of Disability.

             "REFERENCE BONUS" shall mean the greater of (i) the Target Annual Bonus applicable to you for the year in which your Involuntary Termination occurs and (ii) the highest Target Annual Bonus applicable to you in any of the three years ending prior to the Change in Control Date.

            "REFERENCE SALARY" shall mean the greater of (i) the annual rate of your base salary from the Company and its subsidiaries in effect immediately prior to the date of your Involuntary Termination and (ii) the annual rate of your base salary from the Company in effect at any point during the three-year period ending on the Change in Control Date.

             "REGULATIONS" shall mean the proposed, temporary and final regulations under Section 280G of the Code or any successor provision thereto.

            "RESTRICTED UNITS" shall mean restricted Class B Units of limited partnership interests in the Investment Partnership granted pursuant to a Restricted Units Agreement.

            "TARGET ANNUAL BONUS" shall mean an amount equal to your base salary times your target incentive opportunity percentage under the Company's MBO Bonus and Profit Sharing Plans (or any successor plans, if any, then in effect).

             8. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the Board of Directors, Adobe Systems Incorporated, 345 Park Avenue, San Jose, California 95110 - 2704, with a copy to the General Counsel of the Company, or to you at the address set forth on the first page of this Agreement or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

            9.     MISCELLANEOUS.

             (a) AMENDMENTS, WAIVERS, ETC. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement and this Agreement shall supersede all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof, including, without limitation, the prior Severance and Change of Control Agreement between you and the Company; PROVIDED, HOWEVER, that, except as expressly set forth herein, this Agreement shall not supersede the terms of Equity Awards or Restricted Units previously granted to you.

             (b) VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

            (c) COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

            (d) NO CONTRACT OF EMPLOYMENT. Nothing in this Agreement shall be construed as giving you any right to be retained in the employ of the Company or shall affect the terms and conditions of your employment with the Company prior to the commencement of the Term hereof.

            (e) WITHHOLDING. Amounts paid to you hereunder shall be subject to all applicable federal, state and local withholding taxes.

            (f) SOURCE OF PAYMENTS. All payments provided under this Agreement, other than payments made pursuant to a plan which provides otherwise, shall be paid in cash from the general funds of the Company, and no special or separate fund shall be established, and no other segregation of assets made, to assure payment. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

            (g) HEADINGS. The headings contained in this Agreement are intended solely for convenience of reference and shall not affect the rights of the parties to this Agreement.

            (h) AMENDMENT. This Agreement may not be amended, modified or terminated except pursuant to a written instrument executed by both parties hereto.

            (i) GOVERNING LAW. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of California applicable to contracts entered into and performed in such State.

            If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                                   Sincerely,

                                   ADOBE SYSTEMS INCORPORATED


                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:


Agreed to as of this     day of        , 1997
                     ---        -------

--------------------------------
[NAME]

                                                                [GOLD VERSION B]


                                                              ________ ___, 1997
[Name]
[Address]

                                RETENTION AGREEMENT


Dear _______:

            Adobe Systems Incorporated, a Delaware corporation (the "COMPANY"), considers it essential to the best interests of its stockholders to take reasonable steps to retain key management personnel. Further, the Board of Directors of the Company (the "BOARD") recognizes that the uncertainty and questions which might arise among management in the context of a change in control of the Company could result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

            The Board has determined, therefore, that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the management of the Company and its subsidiaries, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company.

            In order to induce you to remain in the employ of the Company, the Company has determined to enter into this letter agreement (this "AGREEMENT") which addresses the terms and conditions of your employment in the event of a change in control of the Company. Capitalized words which are not otherwise defined herein shall have the meanings assigned to such words in Section 7 of this Agreement.

            1. TERM OF EMPLOYMENT UNDER THE AGREEMENT. The term of your employment under this Agreement shall commence on the Change in Control Date and shall continue until the second anniversary of the Change in Control Date (the "TERM").

            2. EMPLOYMENT DURING THE TERM. During the Term, the following terms and conditions shall apply to your employment with the Company:

            (a) TITLES; REPORTING AND DUTIES. Your position, titles, nature and status of responsibilities and reporting obligations shall be no less favorable to you than those that you enjoyed immediately prior to the Change in Control Date.

            (b)    SALARY AND BONUS.   Your base salary and annual bonus
opportunity may not be reduced, and your base salary shall be periodically reviewed and increased in the manner commensurate with increases awarded to other similarly situated executives of the Company.

            (c) INCENTIVE COMPENSATION. You shall be eligible to participate in each long-term incentive plan or arrangement established by the Company for its executive employees at your level of seniority (excluding the Investment Partnership, except to the extent you hold Restricted Units) in accordance with the terms and provisions of such plan or arrangement and at a level consistent with the Company's practices applicable to you prior to the Change in Control Date.

            (d) BENEFITS. You shall be eligible to participate in all pension, welfare and fringe benefit plans and arrangements that the Company provides to its executive employees in accordance with the terms of such plans and arrangements, which shall be no less favorable to you, in the aggregate, than the terms and provisions available to other executive employees of the Company.

            (e) LOCATION. You will continue to be employed at a business location in the same metropolitan area in which you were employed prior to the Change in Control Date and the amount of time that you are required to travel for business purposes will not be increased in any significant respect from the amount of business travel required of you prior to the Change in Control Date.

            3.     INVOLUNTARY TERMINATION DURING THE TERM.

            (a) CASH SEVERANCE PAYMENT. In the event of your Involuntary Termination during the Term, the Company shall pay you within five (5) days of the date of such Involuntary Termination the full amount of any earned but unpaid base salary through the Date of Termination at the rate in effect at the time of the Notice of Termination, plus a cash payment (calculated on the basis of your Reference Salary) for all unused vacation time which you may have accrued as of the Date of Termination. The Company shall also pay you within five (5) days of the Date of Termination a pro rata portion of the annual bonus for the year in which your Involuntary Termination occurs, calculated on the basis of your target bonus for that year and on the assumption that all
performance targets have been or will be achieved.   In addition, the Company
shall pay you in a cash lump sum, within eight (8) days following the date of your execution of the release described in the last sentence of this Section 3(a) (or on the Date of Termination, if later), an amount (the "SEVERANCE PAYMENT") equal to the product of (i) the sum of your Reference Salary and your Reference Bonus, multiplied by (ii) two (2) plus one twelfth (1/12th) for each of your completed years of service with the Company (not in excess of twelve
(12)) (the number determined in accordance with the clause (ii) being hereinafter referred to as the "SEVERANCE MULTIPLE"). The Severance Payment shall be in lieu of any other cash severance payments which you are entitled to receive under any other severance pay plan or arrangement sponsored by the Company and its subsidiaries.

            (b) VESTING AND EXERCISE OF EQUITY AWARDS AND RESTRICTED UNITS. Notwithstanding anything to the contrary contained in an applicable Equity Award or Restricted Unit agreement, all Equity Awards granted to you under the Equity Plans (except performance share unit awards, which shall continue to be governed by their current terms) shall vest in full and become exercisable, and all Restricted Units granted to you under the Investment Partnership shall vest in full, upon your Involuntary Termination during the Term. Anything in this Agreement to the contrary notwithstanding, in no event shall the vesting and exercisability provisions applicable to you under the terms of your Equity Awards or Restricted Units be less favorable to you than the terms and provisions of such awards in effect on the date hereof.

            (c) BENEFITS CONTINUATION. In the event of your Involuntary Termination during the Term, you and your eligible dependents shall continue to be eligible to participate during the Benefit Continuation Period (as hereinafter defined) in the medical, dental, health, life and other fringe benefit plans and arrangements applicable to you immediately prior to your Involuntary Termination on the same terms and conditions (including the level of your contributions) in effect for you and your dependents immediately prior to such Involuntary Termination. For purposes of the previous sentence, "BENEFIT CONTINUATION PERIOD" means the period beginning on the Date of Termination and continuing for a number of years (and fractions of years) equal to the Severance Multiple.

            (d) DATE AND NOTICE OF TERMINATION. Any termination of your employment by the Company or by you during the Term shall be communicated by a notice of termination to the other party hereto (the "NOTICE OF TERMINATION"). The Notice of Termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated. The date of your termination of employment with the Company and its subsidiaries (the "DATE OF TERMINATION") shall be determined as follows: (i) if your employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty
(30) day period), (ii) if your employment is terminated by the Company in an Involuntary Termination, five (5) days after the date the Notice of Termination is received by you and (iii) if your employment is terminated by the Company for Cause, the later of the date specified in the Notice of Termination or ten (10) days following the date such notice is received by you. If the basis of your Involuntary Termination is your resignation for Good Reason, the Date of Termination shall be ten (10) days after the date your Notice of Termination is received by the Company. The Date of Termination for a resignation of employment other than for Good Reason shall be the date set forth in the applicable notice, which shall be no earlier than ten (10) days after the date such notice is received by the

Company.

            (e) NO MITIGATION OR OFFSET. You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another employer or by pension benefits paid by the Company or another employer after the Date of Termination or otherwise.

            4. LIMITATION ON PAYMENTS. In the event that it is determined by the Accounting Firm that any amount payable to you under this Agreement, alone or when aggregated with any other amount payable or benefit provided to you pursuant to any other plan or arrangement of the Company, would constitute an "excess parachute payment" within the meaning of Section 280G of the Code, then the aggregate present value of all such payments and benefits shall be reduced to the amount, expressed as a present value, which, as determined by the Accounting Firm, maximizes the aggregate present value of the payments without causing any payment to be nondeductible by the Company under Section 280G of the Code.

            5. LEGAL FEES AND EXPENSES. The Company shall pay or reimburse you for all costs and expenses (including, without limitation, court costs and reasonable legal fees and expenses which reflect common practice with respect to the matters involved) incurred by you as a result of any claim, action or proceeding (i) arising out of your termination of employment during the Term,
(ii) contesting, disputing or enforcing any right, benefits or obligations under this Agreement or (iii) arising out of or challenging the validity, advisability or enforceability of this Agreement or any provision thereof. The payments or reimbursements provided for herein shall be paid by the Company promptly (but in no event more than five (5) business days) following receipt of a written request for payment or reimbursement, as the case may be.

            6.     SUCCESSORS; BINDING AGREEMENT.

            (a) ASSUMPTION BY SUCCESSOR. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place; PROVIDED, HOWEVER, that no such assumption shall relieve the Company of its obligations hereunder. As used in this Agreement, the "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

            (b) ENFORCEABILITY; BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of you (and your personal representatives and heirs) and the Company and any organization which succeeds to substantially all of the business or assets of the Company, whether by means of merger, consolidation, acquisition of all or substantially all of the assets of the Company or otherwise, including, without limitation, as a result of a Change in Control or by operation of law. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

            7. DEFINITIONS. For purposes of this Agreement, the following capitalized words shall have the meanings set forth below:

            "ACCOUNTING FIRM" shall mean KPMG Peat Marwick LLP or, if such firm is unable or unwilling to perform such calculations, such other national accounting firm as shall be designated by agreement between you and the Company.

            "CAUSE" shall mean a termination of your employment during the Term which is a result of (i) your felony conviction, (ii) your willful disclosure of material trade secrets or other material confidential information related to the business of the Company and its subsidiaries or (iii) your willful and continued failure substantially to perform your same duties with the Company as in existence prior to the Change in Control (other than any such failure resulting from your incapacity due to physical or mental illness or any actual or anticipated failure resulting from a resignation by you for Good Reason) after a written demand for substantial performance is delivered to you by the Board, which demand identifies the specific actions which the Board believes constitute willful and continued failure substantially to perform your duties, and which performance is not substantially corrected by you within ten (10) days of receipt of such demand. For purposes of the previous sentence, no act or failure to act on your part shall be deemed "willful" unless done, or omitted to be done, by you with willful malfeasance or gross negligence and without reasonable belief that your action or omission was not materially adverse to the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4ths) of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clause (i), (ii) or (iii) of the first sentence of this section and specifying the particulars thereof in detail.

             "CHANGE IN CONTROL" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; PROVIDED, HOWEVER, that, anything in this Agreement to the contrary notwithstanding, a Change in Control shall be deemed to have occurred if:

            (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company;

            (ii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the "INCUMBENT DIRECTORS"), cease for any reason to constitute a majority thereof;

            (iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company or a subsidiary of the Company (a "TRANSACTION"), in each case with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own securities representing more than 50% of the combined voting power of the Company, a parent of the Company or other corporation resulting from such Transaction (counting, for this purpose, only those securities held by the Company's stockholders immediately after the Transaction that were received in exchange for, or represent their continuing ownership of, securities of the Company held by them immediately prior to the Transaction);

            (iv) all or substantially all of the assets of the Company are sold, liquidated or distributed; or

            (v) there is a "change in control" or a "change in the effective control" of the Company within the meaning of Section 280G of the Code and the Regulations.

            "CHANGE IN CONTROL DATE" shall mean the date on which the Change in Control occurs. Notwithstanding the first sentence of this definition, if your employment with the Company terminates prior to the Change in Control Date and it is reasonably demonstrated that your termination of employment (i) was at the request of the third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with or in anticipation of the Change in Control, then "Change in Control Date" shall mean the date immediately prior to the date of your termination of employment.

            "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any successor provisions thereto.

            "COMMON STOCK" shall mean the common stock of the Company.

            "DISABILITY" shall mean (i) your incapacity due to physical or mental illness which causes you to be absent from the full-time performance of your duties with the Company for six (6) consecutive months and (ii) your failure to return to full-time performance of your duties for the Company within thirty (30) days after written Notice of Termination due to Disability is given to you. Any question as to the existence of your Disability upon which you and the Company cannot agree shall be determined by a qualified independent physician selected by you (or, if you are unable to make such selection, such selection shall be made by any adult member of your immediate family), and approved by the Company. The determination of such physician made in writing to the Company and to you shall be final and conclusive for all purposes of this Agreement.

            "EQUITY AWARDS" shall mean options, restricted stock, bonus stock or other grants or awards which consist of, or relate to, equity securities of the Company and which have been granted to you under the Equity Plans. For purposes of this Agreement, Equity Awards shall also include any securities acquired upon the exercise of an option, warrant or similar right that constitutes an Equity Award.

            "EQUITY PLANS" shall mean the Adobe Systems Incorporated 1994 Stock Option Plan, the Adobe Systems Incorporated 1994 Performance and Restricted Stock Plan and any other equity-based incentive plan or arrangement adopted by the Company, but shall not include the Adobe Systems Incorporated 1997 Employee Stock Purchase Plan.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any successor provisions thereto.

            "GOOD REASON" shall mean a resignation of your employment during the Term as a result of any of the following:

            (i) A meaningful and detrimental alteration in your position, your titles, or the nature or status of your responsibilities (including your reporting responsibilities) from those in effect immediately prior to the Change in Control Date.

            (ii) A reduction by the Company in your annual base salary as in effect immediately prior to the Change in Control Date or as the same may be increased from time to time thereafter; a failure by the Company to increase your salary at a rate commensurate with that of other key executives of the Company; or a reduction in the target incentive opportunity percentage used to determine your Target Annual Bonus below the percentage in effect for you prior to the Change in Control Date;

            (iii) The relocation of the office of the Company where you are employed immediately prior to the Change in Control Date (the "CIC LOCATION") to a location which is more than thirty five (35) miles away from the CIC Location or the Company's requiring you to be based more than thirty five (35) miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with your customary business travel obligations in the ordinary course of business prior to the Change in Control Date);

            (iv) The failure by the Company to continue in effect any compensation plan in which you participated prior to the Change in Control Date or made available to you after the Change in Control Date, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan in connection with the Change in Control, or the failure by the Company to continue your participation therein on at least as favorable a basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed on the Change in Control Date;

            (v) The failure by the Company to continue to provide you with benefits at least as favorable in the aggregate to those enjoyed by you under the Company's pension, savings, life insurance, medical, health and accident, disability, and fringe benefit plans and programs in which you were participating immediately prior to the Change in Control Date; or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect immediately prior to the Change in Control;

            (vi) The failure by the Company to pay or provide you any material item of compensation or benefits promptly when due;

            (vii) The failure of the Company to obtain an agreement reasonably satisfactory to you from any successor to assume and agree to perform this Agreement, as contemplated in Section 6(a) hereof or, if the business for which your services are principally performed is sold at any time after a Change in Control, the failure of the Company to obtain such an agreement from the purchaser of such business;

            (viii) Any termination of your employment which is not effected pursuant to the terms of this Agreement; or

            (ix) A material breach by the Company of the provisions of this Agreement;

PROVIDED, HOWEVER, that an event described above in clause (i), (ii), (iv), (v),
(vi) or (ix) shall not constitute Good Reason unless it is communicated by you to the Company in writing and is not corrected by the Company in a manner which is reasonably satisfactory to you (including full retroactive correction with respect to any monetary matter) within 10 days of the Company's receipt of such written notice from you.

            "INVESTMENT PARTNERSHIP" shall mean Adobe Incentive Partners, L.P.

            "INVOLUNTARY TERMINATION" shall mean (i) your termination of employment by the Company and its subsidiaries during the Term other than for Cause, (ii) your resignation of employment with the Company and its subsidiaries during the Term for Good Reason or (iii) the termination of your employment by reason of Disability.

             "REFERENCE BONUS" shall mean the greater of (i) the Target Annual Bonus applicable to you for the year in which your Involuntary Termination occurs and (ii) the highest Target Annual Bonus applicable to you in any of the three years ending prior to the Change in Control Date.

            "REFERENCE SALARY" shall mean the greater of (i) the annual rate of your base salary from the Company and its subsidiaries in effect immediately prior to the date of your Involuntary Termination and (ii) the annual rate of your base salary from the Company in effect at any point during the three-year period ending on the Change in Control Date.

             "REGULATIONS" shall mean the proposed, temporary and final regulations under Section 280G of the Code or any successor provision thereto.

            "RESTRICTED UNITS" shall mean restricted Class B Units of limited partnership interests in the Investment Partnership granted pursuant to a Restricted Units Agreement.

            "TARGET ANNUAL BONUS" shall mean an amount equal to your base salary times your target incentive opportunity percentage under the Company's MBO Bonus and Profit Sharing Plans (or any successor plans, if any, then in effect).

             8. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the Board of Directors, Adobe Systems Incorporated, 345 Park Avenue, San Jose, California 95110 - 2704, with a copy to the General Counsel of the Company, or to you at the address set forth on the first page of this Agreement or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

            9.     MISCELLANEOUS.

             (a) AMENDMENTS, WAIVERS, ETC. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement and this Agreement shall supersede all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof, including, without limitation, the prior
Severance and Change of Control Agreement between you and the Company;
PROVIDED, HOWEVER, that, except as expressly set forth herein, this Agreement shall not supersede the terms of Equity Awards or Restricted Units previously granted to you.

             (b) VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

            (c) COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

            (d) NO CONTRACT OF EMPLOYMENT. Nothing in this Agreement shall be construed as giving you any right to be retained in the employ of the Company or shall affect the terms and conditions of your employment with the Company prior to the commencement of the Term hereof.

            (e) WITHHOLDING. Amounts paid to you hereunder shall be subject to all applicable federal, state and local withholding taxes.

            (f) SOURCE OF PAYMENTS. All payments provided under this Agreement, other than payments made pursuant to a plan which provides otherwise, shall be paid in cash from the general funds of the Company, and no special or separate fund shall be established, and no other segregation of assets made, to assure payment. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

            (g) HEADINGS. The headings contained in this Agreement are intended solely for convenience of reference and shall not affect the rights of the parties to this Agreement.

            (h) AMENDMENT. This Agreement may not be amended, modified or terminated except pursuant to a written instrument executed by both parties hereto.

            (i) GOVERNING LAW. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of California applicable to contracts entered into and performed in such State.


            If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                                    Sincerely,

                                    ADOBE SYSTEMS INCORPORATED


                                    By:
                                       Name:
                                       Title:


Agreed to as of this     day of        , 1997
                     ---        -------

---------------------------------
[NAME]

                              ADOBE SYSTEMS INCORPORATED

                                                              [PLATINUM VERSION]


                                                              ________ ___, 1997
[Name]
[Address]

                                RETENTION AGREEMENT


Dear _______:

            Adobe Systems Incorporated, a Delaware corporation (the "COMPANY"), considers it essential to the best interests of its stockholders to take reasonable steps to retain key management personnel. Further, the Board of Directors of the Company (the "BOARD") recognizes that the uncertainty and questions which might arise among management in the context of a change in control of the Company could result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

            The Board has determined, therefore, that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the management of the Company and its subsidiaries, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company.

            In order to induce you to remain in the employ of the Company, the Company has determined to enter into this letter agreement (this "AGREEMENT") which addresses the terms and conditions of your employment in the event of a change in control of the Company. Capitalized words which are not otherwise defined herein shall have the meanings assigned to such words in Section 7 of this Agreement.

            1. TERM OF EMPLOYMENT UNDER THE AGREEMENT. The term of your employment under this Agreement shall commence on the Change in Control Date and shall continue until the second anniversary of the Change in Control Date (the "TERM").

            2. EMPLOYMENT DURING THE TERM. During the Term, the following terms and conditions shall apply to your employment with the Company:

            (a) TITLES; REPORTING AND DUTIES. Your position, titles, nature and status of responsibilities and reporting obligations shall be no less favorable to you than those that you enjoyed immediately prior to the Change in Control Date.

            (b)    SALARY AND BONUS.   Your base salary and annual bonus
opportunity may not be reduced, and your base salary shall be periodically reviewed and increased in the manner commensurate with increases awarded to other similarly situated executives of the Company.

            (c) INCENTIVE COMPENSATION. You shall be eligible to participate in each long-term incentive plan or arrangement established by the Company for its executive employees at your level of seniority in accordance with the terms and provisions of such plan or arrangement and at a level consistent with the Company's practices applicable to you prior to the Change in Control Date.

            (d) BENEFITS. You shall be eligible to participate in all pension, welfare and fringe benefit plans and arrangements that the Company provides to its executive employees in accordance with the terms of such plans and arrangements, which shall be no less favorable to you, in the aggregate, than the terms and provisions available to other executive employees of the Company.

            (e) LOCATION. You will continue to be employed at a business location in the same metropolitan area in which you were employed prior to the Change in Control Date and the amount of time that you are required to travel for business purposes will not be increased in any significant respect from the amount of business travel required of you prior to the Change in Control Date.

            3.     INVOLUNTARY TERMINATION DURING THE TERM.

            (a) CASH SEVERANCE PAYMENT. In the event of your Involuntary Termination during the Term, the Company shall pay you within five (5) days of the date of such Involuntary Termination the full amount of any earned but unpaid base salary through the Date of Termination at the rate in effect at the time of the Notice of Termination, plus a cash payment (calculated on the basis of your Reference Salary) for all unused vacation time which you may have accrued as of the Date of Termination. The Company shall also pay you within five (5) days of the Date of Termination a pro rata portion of the annual bonus for the year in which your Involuntary Termination occurs, calculated on the basis of your target bonus for that year and on the assumption that all
performance targets have been or will be achieved.   In addition, the Company
shall pay you in a cash lump sum, within eight (8) days following the date of your execution of the release described in the last sentence of this Section 3(a) (or on the Date of Termination, if later), an amount (the "SEVERANCE PAYMENT") equal to the product of (i) the sum of your Reference Salary and your Reference Bonus, multiplied by (ii) two (2) plus one twelfth (1/12th) for each of your completed years of service with the Company (not in excess of twelve (12)) (the number determined in accordance with this clause (ii) being hereinafter referred to as the "SEVERANCE MULTIPLE"). The Severance Payment shall be in lieu of any other cash severance payments which you are entitled to receive under any other severance pay plan or arrangement sponsored by the Company and its subsidiaries.

            (b) VESTING AND EXERCISE OF EQUITY AWARDS AND RESTRICTED UNITS. Notwithstanding anything to the contrary contained in an applicable Equity Award or Restricted Unit agreement, all Equity Awards granted to you under the Equity Plans (except performance share unit awards, which shall continue to be governed by their current terms) shall vest in full and become exercisable, and all Restricted Units granted to you under the Investment Partnership shall vest in full, on the Change in Control Date. Anything in this Agreement to the contrary notwithstanding, in no event shall the vesting and exercisability provisions applicable to you under the terms of your Equity Awards or Restricted Units be less favorable to you than the terms and provisions of such awards in effect on the date hereof.

            (c) BENEFITS CONTINUATION. In the event of your Involuntary Termination during the Term, you and your eligible dependents shall continue to be eligible to participate during the Benefit Continuation Period (as hereinafter defined) in the medical, dental, health, life and other fringe benefit plans and arrangements applicable to you immediately prior to your Involuntary Termination on the same terms and conditions (including the level of your contributions) in effect for you and your dependents immediately prior to such Involuntary Termination. For purposes of the previous sentence, "BENEFIT CONTINUATION PERIOD" means the period beginning on the Date of Termination and continuing for a number of years (and fractions of years) equal to the Severance Multiple.

            (d) DATE AND NOTICE OF TERMINATION. Any termination of your employment by the Company or by you during the Term shall be communicated by a notice of termination to the other party hereto (the "NOTICE OF TERMINATION"). The Notice of Termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated. The date of your termination of employment with the Company and its subsidiaries (the "DATE OF TERMINATION") shall be determined as follows: (i) if your employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty
(30) day period), (ii) if your employment is terminated by the Company in an Involuntary Termination, five (5) days after the date the Notice of Termination is received by you and (iii) if your employment is terminated by the Company for Cause, the later of the date specified in the Notice of Termination or ten (10) days following the date such notice is received by you. The Date of Termination for a resignation of employment shall be the date set forth in the applicable notice, which shall be no earlier than ten (10) days after the date such notice is received by the Company.

            (e) NO MITIGATION OR OFFSET. You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another employer or by pension benefits paid by the Company or another employer after the Date of Termination or otherwise.

            4. LIMITATION ON PAYMENTS. In the event that it is determined by the Accounting Firm that any amount payable to you under this Agreement, alone or when aggregated with any other amount payable or benefit provided to you pursuant to any other plan or arrangement of the Company, would constitute an "excess parachute payment" within the meaning of Section 280G of the Code, then the aggregate present value of all such payments and benefits shall be reduced to the amount, expressed as a present value, which, as determined by the Accounting Firm, maximizes the aggregate present value of the payments without causing any payment to be nondeductible by the Company under Section 280G of the Code.

            5. LEGAL FEES AND EXPENSES. The Company shall pay or reimburse you for all costs and expenses (including, without limitation, court costs and reasonable legal fees and expenses which reflect common practice with respect to the matters involved) incurred by you as a result of any claim, action or proceeding (i) arising out of your termination of employment during the Term,
(ii) contesting, disputing or enforcing any right, benefits or obligations under this Agreement or (iii) arising out of or challenging the validity, advisability or enforceability of this Agreement or any provision thereof. The payments or reimbursements provided for herein shall be paid by the Company promptly (but in no event more than five (5) business days) following receipt of a written request for payment or reimbursement, as the case may be.

            6.     SUCCESSORS; BINDING AGREEMENT.

            (a) ASSUMPTION BY SUCCESSOR. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place; PROVIDED, HOWEVER, that no such assumption shall relieve the Company of its obligations hereunder. As used in this Agreement, the "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

            (b) ENFORCEABILITY; BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of you (and your personal representatives and heirs) and the Company and any organization which succeeds to substantially all of the business or assets of the Company, whether by means of merger, consolidation, acquisition of all or substantially all of the assets of the Company or otherwise, including, without limitation, as a result of a Change in Control or by operation of law. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

            7. DEFINITIONS. For purposes of this Agreement, the following capitalized words shall have the meanings set forth below:

            "ACCOUNTING FIRM" shall mean KPMG Peat Marwick LLP or, if such firm is unable or unwilling to perform such calculations, such other national accounting firm as shall be designated by agreement between you and the Company.

            "CAUSE" shall mean a termination of your employment during the Term which is a result of (i) your felony conviction, (ii) your willful disclosure of material trade secrets or other material confidential information related to the business of the Company and its subsidiaries or (iii) your willful and continued failure substantially to perform your same duties with the Company as in existence prior to the Change in Control (other than any such failure resulting from your incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to you by the Board, which demand identifies the specific actions which the Board believes constitute willful and continued failure substantially to perform your duties, and which performance is not substantially corrected by you within ten (10) days of receipt of such demand. For purposes of the previous sentence, no act or failure to act on your part shall be deemed "willful" unless done, or omitted to be done, by you with willful malfeasance or gross negligence and without reasonable belief that your action or omission was not materially adverse to the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4ths) of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clause (i), (ii) or (iii) of the first sentence of this section and specifying the particulars thereof in detail.

             "CHANGE IN CONTROL" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; PROVIDED, HOWEVER, that, anything in this Agreement to the contrary notwithstanding, a Change in Control shall be deemed to have occurred if:

            (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company;

            (ii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the "INCUMBENT DIRECTORS"), cease for any reason to constitute a majority thereof;

            (iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company or a subsidiary of the Company (a "TRANSACTION"), in each case with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own securities representing more than 50% of the combined voting power of the Company, a parent of the Company or other corporation resulting from such Transaction (counting, for this purpose, only those securities held by the Company's stockholders immediately after the Transaction that were received in exchange for, or represent their continuing ownership of, securities of the Company held by them immediately prior to the Transaction);

            (iv) all or substantially all of the assets of the Company are sold, liquidated or distributed; or

            (v) there is a "change in control" or a "change in the effective control" of the Company within the meaning of Section 280G of the Code and the Regulations.

            "CHANGE IN CONTROL DATE" shall mean the date on which the Change in Control occurs. Notwithstanding the first sentence of this definition, if your employment with the Company terminates prior to the Change in Control Date and it is reasonably demonstrated that your termination of employment (i) was at the request of the third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with or in anticipation of the Change in Control, then "Change in Control Date" shall mean the date immediately prior to the date of your termination of employment.

            "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any successor provisions thereto.

            "COMMON STOCK" shall mean the common stock of the Company.

            "DISABILITY" shall mean (i) your incapacity due to physical or mental illness which causes you to be absent from the full-time performance of your duties with the Company for six (6) consecutive months and (ii) your failure to return to full-time performance of your duties for the Company within thirty (30) days after written Notice of Termination due to Disability is given to you. Any question as to the existence of your Disability upon which you and the Company cannot agree shall be determined by a qualified independent physician selected by you (or, if you are unable to make such selection, such selection shall be made by any adult member of your immediate family), and approved by the Company. The determination of such physician made in writing to the Company and to you shall be final and conclusive for all purposes of this Agreement.

            "EQUITY AWARDS" shall mean options, restricted stock, bonus stock or other grants or awards which consist of, or relate to, equity securities of the Company and which have been granted to you under the Equity Plans. For purposes of this Agreement, Equity Awards shall also include any securities acquired upon the exercise of an option, warrant or similar right that constitutes an Equity Award.

            "EQUITY PLANS" shall mean the Adobe Systems Incorporated 1994 Stock Option Plan, the Adobe Systems Incorporated 1994 Performance and Restricted Stock Plan and any other equity-based incentive plan or arrangement adopted by the Company, but shall not include the Adobe Systems Incorporated 1997 Employee Stock Purchase Plan.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any successor provisions thereto.

            "INVESTMENT PARTNERSHIP" shall mean Adobe Incentive Partners, L.P.

            "INVOLUNTARY TERMINATION" shall mean (i) your termination of employment by the Company and its subsidiaries during the Term other than for Cause, (ii) your resignation of employment with the Company and its subsidiaries during the Term for any reason or no reason or (iii) the termination of your employment by reason of Disability.

             "REFERENCE BONUS" shall mean the greater of (i) the Target Annual Bonus applicable to you for the year in which your Involuntary Termination occurs and (ii) the highest Target Annual Bonus applicable to you in any of the three years ending prior to the Change in Control Date.

            "REFERENCE SALARY" shall mean the greater of (i) the annual rate of your base salary from the Company and its subsidiaries in effect immediately prior to the date of your Involuntary Termination and (ii) the annual rate of your base salary from the Company in effect at any point during the three-year period ending on the Change in Control Date.

             "REGULATIONS" shall mean the proposed, temporary and final regulations under Section 280G of the Code or any successor provision thereto.

            "RESTRICTED UNITS" shall mean restricted Class B Units of limited partnership interests in the Investment Partnership granted pursuant to a Restricted Units Agreement.

            "TARGET ANNUAL BONUS" shall mean an amount equal to your base salary times your target incentive opportunity percentage under the Company's MBO Bonus and Profit Sharing Plans (or any successor plans, if any, then in effect).

             8. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the Board of Directors, Adobe Systems Incorporated, 345 Park Avenue, San Jose, California 95110 - 2704, with a copy to the General Counsel of the Company, or to you at the address set forth on the first page of this Agreement or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

            9.     MISCELLANEOUS.

            (a) AMENDMENTS, WAIVERS, ETC. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement and this Agreement shall supersede all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof, including, without limitation, the prior Severance and Change of Control Agreement between you and the Company; PROVIDED, HOWEVER, that, except as expressly set forth herein, this Agreement shall not supersede the terms of Equity Awards or Restricted Units previously granted to you.

            (b) VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

            (c) COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

            (d) NO CONTRACT OF EMPLOYMENT. Nothing in this Agreement shall be construed as giving you any right to be retained in the employ of the Company or shall affect the terms and conditions of your employment with the Company prior to the commencement of the Term hereof.

            (e) WITHHOLDING. Amounts paid to you hereunder shall be subject to all applicable federal, state and local withholding taxes.

            (f) SOURCE OF PAYMENTS. All payments provided under this Agreement, other than payments made pursuant to a plan which provides otherwise, shall be paid in cash from the general funds of the Company, and no special or separate fund shall be established, and no other segregation of assets made, to assure payment. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

             (g) HEADINGS. The headings contained in this Agreement are intended solely for convenience of reference and shall not affect the rights of the parties to this Agreement.

            (h) AMENDMENT. This Agreement may not be amended, modified or terminated except pursuant to a written instrument executed by both parties hereto.

            (i) GOVERNING LAW. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of California applicable to contracts entered into and performed in such State.


            If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                                   Sincerely,

                                   ADOBE SYSTEMS INCORPORATED


                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:


Agreed to as of this     day of         , 1997
                     ---        -------

-----------------------------
[NAME]